Security Federal Corporation

Subordinated Notes Offering Presentation

November 2019

Forward-Looking Statement Disclaimer

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, liquidity, results of operations, future performance, and business of Security Federal Corporation ("Security Federal" or the "Company" the holding company for Security Federal Bank, the "Bank"). These forward-looking statements are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook," or similar expressions, or future conditional verbs such as "may," "will," "should," "would," and "could." Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors, including, but not limited to: (i) interest rate fluctuations; (ii) economic conditions in our primary market area; (iii) demand for residential, commercial business and commercial real estate, consumer, and other types of loans; (iv) success of new products; (v) competitive conditions between banks and non-bank financial service providers; (vi) legislative or regulatory changes that adversely affect the our business including changes in regulatory policies and principles, and changes related to the Basel III requirements, the impact of the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing regulations, including the interpretation of regulatory capital or other rules; (vii) our ability to attract and retain deposits; (viii) the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; (ix) adverse changes in the securities markets; (x) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xi) technology factors affecting operations; (xii) pricing of products and services; (xii) our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto and (xiii) other risks detailed in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Any of the forward-looking statements that we make in this presentation may turn out to be inaccurate as a result of our beliefs and assumptions we make in connection with the factors set forth above or because of other unidentified and unpredictable factors. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements and you should not rely on such statements. We undertake no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date hereof. These risks could cause our actual results for 2019 and beyond to differ materially from those expressed in any forward-looking statements by or on behalf of us, and could negatively affect our consolidated financial condition, consolidated results of operations, liquidity and stock price performance.

FOR ACCREDITED INVESTORS OR QUALIFIED INSTITUTIONAL BUYERS ONLY.

Terms of the Offered Securities

Issuer:	Security Federal Corporation
Security:	Subordinated Debt
Principal Amount:	$30 million
Term:	$15 million of 10-NC5 / $15 million of 15-NC10
Coupon:	Fixed [X]% for X years Floating at L + [X]% thereafter
Optional Redemption:	Redeemable 5 years prior to maturity at par for 10-NC5 / 10 years prior to maturity for 15-NC10
Credit Rating:	Egan Jones Rating BBB+
Regulatory Capital:	Structured consistent with requirements for Tier 2 capital treatment at the holding company
Use of Proceeds:	General corporate purposes as well as provide optionality for various growth opportunities
Expected Pricing Date:	November 2019
Sole Placement Agent:	Performance Trust Capital Partners, LLC

Investment Highlights

Experienced Management Team

- Senior management has decades of experience in the community banking industry

Strong Presence in Attractive Growth Markets

- Significant presence in the Aiken, SC and Augusta, GA markets
- Branch locations in some of the fastest growing markets of Georgia and South Carolina

Steady Growth Trajectory

- Total asset growth of nearly ~24% since year-end 2015
- Expected to pass the $1 billion asset mark within the first quarter of 2020

Healthy Fundamental Operating and Financial Metrics

- Extremely conservative balance sheet with loan / deposit ratio of 56.8%
- Pre-raise bank level total risk-based capital ratio of 16.95%
- Steady profitability given low risk-profile
  - 2019YTD ROAA of 0.87%
  - 2019YTD Efficiency ratio of 73.5%
- Improved asset quality metrics driven by a conservative approach to problem credits and sensible underwriting with well-understood pathways to resolution
  - NPAs / Assets of 0.56% at September 30, 2019
- Consistent and slightly expanding margin with a bank-level YTD NIM of 3.36% and cost of funds of 0.87%
- Bank-level core deposits(1) made up 83.5% of total deposits as of September 30, 2019

Source: S&P Global Market Intelligence; YTD financials at the end of the nine months ended September 30, 2019

(1) Core deposits = (Total Deposits as of 09/30/2018 – All Jumbo Certificates of Deposits greater than $100K as of 09/30/2019) / Total Deposits as of 09/30/2018

Security Federal Bank

Corporate Overview

- Incorporated in 1922
- Headquartered in Aiken, South Carolina
- Traded on OTC Pink (Ticker: SFDL)[1]
  - P / TBV: 110.3%
  - P / LTM EPS: 13.7x
  - Avg. 3M Daily Volume: 1,147 shares
- Eighteen locations across greater Columbia, SC and Augusta, GA areas
- Greater than 5% shareholder (Non-Directors):[2]
  - Estate of T. Clifton Weeks 10.01%
  - Gasper L. Toole III 5.05%
- Director ownership:
  - Timothy W. Simmons 21.73%
  - Harry O. Weeks, Jr. 9.73%
  - Frampton W. Toole III 4.78%
  - Roy G. Lindburg 1.84%
  - J. Chris Verenes 0.83%
  - Thomas L. Moore 0.61%
  - Robert E. Alexander 0.61%
  - Francis M. Thomas, Jr. 0.45%
  - William R. Clyburn 0.32%
  - Richard T. Harmon 0.06%
  - Jessica T. Cummins 0.02%
- Security Federal Bank is a CDFI (Community Development Financial Institution) designated bank

Branch Map[3]


Sumter National Forest
Saluda
Irmo
Dentsville
Fort Jacks
Lexington
Columbia
Garners Fe
Red Bank
McCormick
Batesburg-Leesville
Hopkins
Edgefield
St Mat
Appling
Martinez
Augusta
Aiken
Charleston
Security Federal Corp. (18)

Security Federal GAAP Financials

(dollars shown in thousands)	2016	2017	2018	2019YTD
Total Assets	$ 812,682	$ 868,813	$ 912,614	$ 991,261
Total Loans	368,079	398,715	439,226	462,400[4]
Total Deposits	654,103	702,107	767,497	814,620
Total Equity	71,112	77,923	80,518	92,302
Loans / Deposits	55.62%	56.35%	57.00%	56.76%
NPAs / Assets	1.42%	1.15%	0.96%	0.56%
TCE / TA	8.62%	8.84%	8.70%	9.20%
Non-GAAP Recon. TCE / TA	8.75%	8.97%	8.82%	9.31%
NIM	3.40%	3.34%	3.38%	3.36%
ROAA	0.73%	0.69%	0.81%	0.87%
ROATCE	8.57%	7.97%	9.47%	9.63%
Non-GAAP Recon. ROATCE	8.46%	7.94%	9.10%	9.55%

Source: S&P Global Market Intelligence

Note: YTD GAAP-level financials as of the nine months ended September 30, 2019.

Security Federal Corporation

Source: Y-6 company filing; S&P Global Market Intelligence; bank-level financial highlights shown where consolidated could not be found

(1) Pricing data as of 10/29/2019

(2) Ownership as of 03/06/2019

(3) Branch map does not show the current de novo branch

(4) Includes a loans held for sale balance of $3.683M as of 09/30/2019

Aiken, South Carolina Overview

Aiken, SC

- Located in western South Carolina, about 20 miles northeast of Augusta, GA
- Population of around 30,300 residents
  - Workforce of ~12.4K jobs; particularly dominated by office / administrative support, management, and sales occupations (~37% of workforce)
  - Households in Aiken, SC have a median annual income $53,433
- Aiken is part of the Augusta-Richmond County MSA
  - Population of around 600,000
- The economy in the region is driven primarily by the Department of Energy's Savannah River Site, a nuclear disposition reservation, with the intent of safely managing nuclear waste for sites across the US
- Key contractors for the Savannah River Site include Savannah River Nuclear Solutions, Savannah River Remediation, Parsons, Canterra Group, and the University of Georgia


WELCOME TO
AIKEN
THOROUGHBRED COUNTRY


The Savannah River Site
SRS is a 310-square-mile site located near Aiken, S.C., on the Savannah River, which borders South Carolina and Georgia. SRS covers 198,046 acres, including parts of Aiken, Barnwell and Allendale counties in South Carolina. The SRS annual budget is approximately $2 billion, with a workforce of about 11,000.
Greenville
South Carolina
Columbia
Georgia
Atlanta
Aiken
Augusta
Charleston
SRS
Savannah



Source: City of Aiken; U.S. Census Bureau; State of South Carolina; Savannah River Site

Columbia, South Carolina Overview

Columbia, SC

- Columbia, the state capital of South Carolina, is located in central South Carolina
- Population of around 135,000 residents, making it South Carolina's largest city
- Home to the University of South Carolina with a total enrollment of approximately 50,000 students
  - The University of South Carolina supports over 60,000 jobs and has a $5.5 billion economic impact throughout the state
- Fort Jackson, the largest U.S. Army installation for basic training, is located in Columbia
- Key industries for the economy include manufacturing, healthcare, insurance technology, green energy production, and transportation & logistics
- Top employers essential to the success of the area include Prisma Health, University of South Carolina, Blue Cross Blue Shield of South Carolina, and the State of South Carolina


WELCOME
U.S. ARMY TRAINING CENTER
FORT JACKSON, SOUTH CAROLINA
120TH ADJUTANT GENERAL BATTALION
(RECEPTION)
L. MENDEL RIVERS COMPLEX





Source: City of Columbia; University of South Carolina, Columbia Economic Development

Augusta, Georgia Overview

Augusta, GA

- Augusta is the second largest city in Georgia, with around 200,000 residents
- Best known for hosting The Masters golf tournament each spring at Augusta National Golf Club
  - The Masters brings over 200,000 visitors from across the world each year
- Augusta is becoming a major national hub for cybersecurity
  - Home to the $100 million Georgia Cyber Innovation and Training Center, the single largest investment in a cybersecurity facility by a state government
- Augusta's largest employers are the U.S Army Cyber Center of Excellence & Fort Gordon, Augusta University, Richmond County School System, EZ GO Textron, and NSA Augusta
- Major economic sectors throughout the region include cyber security, science, manufacturing, defense, higher education, and medicine





Source: Augusta Metro Chamber of Commerce; Augusta Economic Development Authority

Executive Team







	J. Chris Verenes CEO & Director	Roy G. Lindburg President & Director	Jessica Cummins CFO & Director
Security Federal Experience	Joined in 2002	Joined in 1995	Joined in 2007
Banking Experience	17 Years	35 Years	18 Years
Previous Experience	Washington Group International	Keokuk Bancshares	Elliott Davis

Source: S&P Global Market Intelligence; Security Federal Bank company website; Company provided documents

Board of Directors – Security Federal Corp.

Timothy Simmons

Mr. Timothy Simmons has served as the Chairman of the board of Security Federal Corp since 2011. Mr. Timothy Simmons, has served as a Director of Security Federal since 1983, and previously served as President and Chief Executive Officer of Security Federal until 2012.

J. Chris Verenes

Mr. J. Chris Verenes has been Chief Executive Officer of Security Federal since January 1, 2012 and Chief Executive Officer of the Bank since January 1, 2011. He has had a broad range of experience across fields including finance, accounting, strategic planning, business development, marketing and governmental affairs.

He served as President of Security Federal from 2012 until June 2014 and as President of the Bank from 2004 until 2011. Before joining the Bank he held a variety of management positions with Washington Group International, now part of AECOM, an engineering and construction company that also manages and operation major government sites throughout the United States for the Department of Energy. He was Deputy Manager of Business Development from 1996 through 2000, Director of Strategic Programs for the business unit from 2000 through 2001, Chief of Staff during 2001, and Director of Planning and Administration from January of 2004 through 2011. Prior to his employment by Washington Group International, Mr. Verenes served as Controller for Reigel Textile Corporation, as Director of Control Data and Business and Technology Center, and as Executive Director of the South Carolina Democratic Party. Mr. Verenes' career has given him significant expertise in both management and strategic planning.

Roy G. Lindburg

Mr. Roy G. Lindburg has served as a Director of Security Federal since 2005. He has also been the President of Security Federal since June of 2014. Mr. Lindburg previously served as the Chief Financial Officer of Security Federal from January 1995 until June of 2014. He has also served as an Executive Vice President of Security Federal and the Bank since January 2005. He also served as CFO of Keokuk Bancshares, the holding company of First Community Bank (now Heartland Financial) for eight years, and Galva Federal for two years where he was a Vice President and Director.

Mr. Lindburg serves on the Business Advisory Council for the University of South Carolina Aiken School of Business Administration. He also serves on the Salvation Army Advisory Board and the South Carolina Tennis Association Board. Mr. Lindburg is also a Certified Public Accountant in the state of South Carolina.

Board of Directors – Security Federal Corp.

Jessica Cummins

Ms. Jessica Cummins has been the Chief Financial Officer of Security Federal since June of 2014 and has also served as a Director since 2018. Prior to that, she served as Treasurer of Security Federal since joining the Bank in 2007. Prior to 2007, Ms. Cummins was employed by Elliott Davis LLC in their financial services practice, specializing in financial institutions with an emphasis on publicly-traded companies.

Ms. Cummins received her Bachelor of Science Degree in Accounting and her Master of Accountancy from the University of South Carolina's Darla Moore School of Business where she graduated Summa Cum Laude. She is also a Certified Public Accountant.

Robert Alexander

Dr. Robert E. Alexander, Ed.D. has served as a Director of Security Federal since 1988. Additionally, Dr. Alexander serves as a Director of The Aiken Preparatory School and The Lambda Chi Alpha National Fraternity, as well as Chancellor Emeritus of the University of South Carolina - Aiken, having served as Chancellor from 1983 to 2000. He continues to assist the University in special development activities through teaching undergraduate seminars. Dr. Alexander serves as Chair and Member of the Board of Governors of Aiken Regional Medical Centers Inc. and as Vice Chair of the Board of Directors of ACTS (Area Churches Together Serving), an interdenominational organization that provides emergency and long-term assistance to people in distress. He serves as Treasurer and member of the Board of Managers of the Bishop Gravatt Episcopal Retreat Center. Furthermore, he regularly serves as a consultant for architectural firms on a national and a regional basis in the fields of higher education and health care facilities.

William Clyburn

The Hon. William Clyburn has served as a Director of Security Federal since 1993. Prior to his retirement, he served as an Advisor of Community Alliances with Westinghouse Savannah River Company, a United States Department of Energy contractor, as well as a Director of First Palmetto Financial Corp. Previously, Mr. Clyburn served as an Administrative Law Judge with the South Carolina Workers Compensation Commission from July 1986 to June 1994. Mr. Clyburn currenlty serves in the South Carolina House of Representatives.

Richard Harmon

Mr. Richard Harmon serves as a Director of Security Federal, having previously served as President of the Bank since June of 2014 and immediately prior as Chief Lending Officer of the Bank from 2011. Mr. Harmon has over 30 years of banking experience, including time spent with Regions Bank and Palmetto Federal Savings Bank. Mr. Harmon also serves as a board member for Habitat for Humanity and as a Deacon for First Baptist Church of Montmorenci.

Board of Directors – Security Federal Corp.

Thomas Moore

Mr. Thomas Moore has been a Director of Security Federal since 1990. He is also the owner of TL Moore Consulting LLC, which provides consulting and registered lobbying services for entities primarily located in South Carolina. He was also the President of Broiler Efficiency, Inc., a mechanical contracting company which was in operation from 1978 through 2011. He served in the South Carolina House of Representatives from 1979 until 1981 and the South Carolina Senate from 1981 through 2007.

Francis Thomas, Jr.

Mr. Francis M. Thomas Jr. serves as a Director of Security Federal, and is retired. Mr. Thomas began his career with Security Federal Bank in 1994 as a Business Development Officer, and has served in a variety of roles in his time with the Bank, including as President, Executive Vice President, Senior Vice President of Mortgage Lending, Vice President of Commercial Loans and Business Development, and Banking Center Coordinator.

Mr. Thomas is active in the Aiken community and serves as Chair of the Board of Directors and Treasurer for the Greater Aiken Chamber of Commerce, Board Member and Treasurer for the University of South Carolina at Aiken Partnership Board, Board Member and Co-Chairman for the Aiken Downtown Development Association, and Board Member for the Free Medical Clinic of Aiken County.

Mr. Thomas received his Bachelor of Science in Business Administration from the University of South Carolina.

Harry Odell Weeks, Jr.

Mr. Harry Odell Weeks, Jr. has served as a Director of Security Federal since 2011. Additionally, since 1995 Mr. Weeks has been a Business Development Officer and Insurance Broker for Hutson-Etherredge Companies. Previously, Mr. Weeks served as President and Chief Executive Officer of Lyon, Croft, Weeks & Hunter Insurance Agency.

Future Strategic Initiatives

- **Future Growth Expectations** – Security Federal's consolidated gross loan growth rate from 2015 to 2018 is over 9% with a projected loan growth rate for 2019 of 7%. Security Federal expects loan growth to be in a similar range over the next two to five years.

- **Newly Opened Branch** – A near term goal is to expand its footprint in the Augusta, Georgia area where the cyber security industry is driving significant economic growth. Security Federal recently opened its first full service branch within the city limits of Augusta. This is the third branch location in the metro Augusta, Georgia area.

- **Branch Expansion** – Security Federal plans on opening a second branch in downtown Augusta in late 2020 to early 2021 which will serve as its Augusta headquarters. Due to Augusta being deemed the cyber security center for the southeast, loan growth in this region is expected to be strong.

- **Raised Subordinated Debt** – Anticipated push-down of capital of between $10 million and $15 million to Security Federal Bank; to help fund loan growth and bolster capital ratios. In the mid-term, Security Federal Bank is looking for opportunities to grow its brand and increase market share through acquisition opportunities in banking, insurance agencies, and the trust businesses.

- **Convertible Debentures** – Also, the Company has a $6 million senior convertible debenture that it intends to call in the near future. This will result in a combination of improved earnings through reduced interest expense and/or an increase in equity through the conversion to common stock subject to debenture holder elections.

CDFI / CRA – Security Federal's Story

CDFI: In September 2010, as a result of the Bank's commitment to their community, the Bank received national recognition and certification as a Community Development Financial Institution ("CDFI") by the United States Treasury Department's ("UST") CDFI Fund. CDFIs share a common goal of providing much needed credit and financial services to people and low income communities that typically are not served by traditional financial institutions. This certification affords the Bank access to programs that include federal and private sector capital in the form of grants, equity investments and loans.

As South Carolina's largest certified bank CDFI, the Bank is determined to contribute to the local communities it serves. The Bank is 100% dedicated to delivering responsible, affordable lending to help low-income, low-wealth, and other disadvantaged people and communities participate in the local economy. By financing community businesses- including small businesses, microenterprises, nonprofit organizations, commercial real estate, and affordable housing- the Bank creates job growth and retention in hard-to serve markets.

The CDFI status allows the Bank to offer tailored resources and innovative programs that invest federal dollars along with its own capital to support economically disadvantaged communities. The Bank prides itself on providing social returns for its markets through products that feature flexible underwriting criteria, low interest rates and flexible terms designed to meet the needs of borrowers while balancing safety/soundness and other bank regulatory requirements. The Bank makes exceptions to the policy when borrower circumstances dictate innovative approaches to meeting a customer's needs.

CRA: Security Federal Bank is rated by the FDIC as an outstanding Community Reinvestment Act ("CRA") Bank. To obtain an outstanding CRA rating, a bank must prove to the federal financial supervisory agency that it is meeting the credit needs of its entire community. Less than 10% of banks in the country earn this distinction and the Bank is proud to be one of them.

Source: Security Federal Bank company website

Historical Growth

Total Assets



($ in millions)
$1,200
$1,050
$900
$750
$600
CAGR 5.9%
$800
$813
$869
$913
$991
2015 Y
2016 Y
2017 Y
2018Y
2019 YTD

Total Loans



($ in millions)
$600
$500
$400
$300
$200
CAGR 8.6%
$339
$368
$399
$439
$462
2015 Y
2016 Y
2017Y
2018Y
2019 YTD

Total Deposits



($ in millions)
$1,000
$800
$600
$400
$200
CAGR 6.1%
$652
$654
$702
$767
$815
2015 Y
2016 Y
2017 Y
2018Y
2019 YTD

Total Common Equity



($ in millions)
$120
$100
$80
$60
$40
CAGR 8.1%
$69
$71
$78
$81
$92
2015Y
2016Y
2017Y
2018 Y
2019YTD

Security Federal Corporation

Source: S&P Global Market Intelligence, GAAP-level YTD financials at the end of the nine months ended September 30, 2019

Pre-Provision Revenue and Operating Expense Trends



($ in thousands)
Net Interest Income
Noninterest Expense
Non Interest Income
17.1% Non-interest income
17.9% Non-interest income
18.9% Non-interest income
19.6% Non-interest income
23.9% Non-interest income
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$28,598
$23,707
$22,531
$4,891
$30,304
$24,872
$22,928
$5,432
$31,581
$25,612
$24,302
$5,969
$34,376
$27,623
$25,590
$6,753
$28,546
$21,726
$20,975
$6,820
2015Y
2016Y
2017Y
2018Y
2019 YTD

Source: S&P Global Market Intelligence, GAAP-level YTD financials at the end of the nine months ended September 30, 2019

Security Federal Corporation

Net Interest Margin Trends

Net Interest Income (NII) and Net Interest Margin (NIM)

($ in thousands)


Net Interest Income
NIM (FTE)
$36,000
$30,000
$24,000
$18,000
$12,000
$6,000
$-
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$23,764
$24,931
$26,004
$27,974
$22,039
3.29%
3.47%
3.46%
3.45%
3.40%
2015Y
2016Y
2017Y
2018Y
2019YTD

Key Components of NII and NIM


Loan Yield
Securities Yield (FTE)
Cost of Int. Bearing Dep.
Cost of Funds
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.39%
5.34%
5.21%
5.24%
5.46%
2.49%
2.54%
2.62%
2.67%
2.98%
0.51%
0.40%
0.45%
0.60%
0.95%
0.38%
0.36%
0.42%
0.57%
0.87%
2015Y
2016Y
2017Y
2018Y
2019YTD

Security Federal Corporation

Source: S&P Global Market Intelligence, bank-level YTD financials at the end of the nine months ended September 30, 2019

Interest Rate Sensitivity – Balanced Profile

Net Interest Income Sensitivity Profile

Interest Rate Scenario	-200	-100	Base	100	200	300	400
Net Interest Income Change - Next 12 Months	-10.3%	-3.1%	0.0%	-0.3%	0.6%	2.6%	1.7%
Net Interest Income Change - Year 2	-14.9%	-4.4%	0.0%	-1.5%	-1.7%	-0.1%	-1.7%

Economic Value Sensitivity Profile

Interest Rate Scenario	-200	-100	Base	100	200	300	400
EVE Change	-65.0%	-25.0%	0.0%	14.0%	22.0%	27.0%	30.0%

Source: Company provided documents

Efficiency & Performance

Strong Efficiency



Efficiency Ratio
Noninterest Expense / Avg. Assets
Net Operating Expense / Avg. Assets
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
4.0%
3.3%
2.6%
2.0%
1.3%
0.7%
0.0%
Efficiency Ratio
Ratios Compared to Avg. Assets
2.8%
2.8%
2.9%
2.9%
2.9%
2.1%
2.2%
2.2%
2.2%
2.0%
75.2%
75.9%
75.3%
74.8%
73.5%
2015Y
2016Y
2017Y
2018Y
2019YTD

ROATCE & ROAA



ROATCE
ROAA
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
1.00%
0.88%
0.75%
0.63%
0.50%
0.38%
0.25%
0.13%
0.00%
ROATCE
ROAA
0.76%
0.73%
0.69%
0.81%
0.87%
8.63%
8.57%
7.97%
9.47%
9.63%
2015Y
2016Y
2017Y
2018Y
2019YTD

Source: S&P Global Market Intelligence, GAAP-level YTD financials at the end of the nine months ended September 30, 2019

Deposit Composition

Deposit Composition	Deposit Growth



Jumbo CDs
8%
Other
Savings
16%
Money Market
30%
Transaction
Accts
20%
Retail CDs
26%

($ in millions)



$900
$850
$800
$750
$700
$650
$600
$550
$500
$450
$400
CAGR 5.9%
$661
$659
$708
$771
$820
2015Y
2016Y
2017Y
2018Y
2019YTD

Source: S&P Global Market Intelligence; bank-level YTD financials at the end of the nine months ended September 30, 2019.

Security Federal Corporation

Investment Portfolio

Asset Class Breakdown[3]



Other
0.2%
CMBS
7%
ABS
9%
State & Political
Subdiv Secs
11%
RMBS
47%
Govt & Agency
Secs
26%

Portfolio Management Statistics

- The securities portfolio, largely consisting of residential mortgage backed securities, government and agency bonds, and municipal-backed securities, has been managed with a focus on generating strong returns and supplementing the asset / liability objectives of the rest of the balance sheet.

- Historical investment portfolio total returns[1]:
  - 1 year: 5.07%, **65th percentile**
  - 3 year: 2.25%, **72nd percentile**
  - 5 year: 2.74%, **77th percentile**

- Other portfolio information[2]:
  - Weighted average life: 5.54 years
  - Yield: 3.02%
  - Taxable equivalent yield: 3.08%
  - Modified duration: 3.00

(1) Total return calculations are based on Performance Trust Total Return calculations and percentile peer sets created as of June 30, 2019. Past performance is not indicative of future returns.

(2) Other portfolio information based on securities portfolio as of September 30, 2019.

Security Federal Corporation

Source: S&P Global Market Intelligence

(3) Bank-level YTD financials bank-level YTD financials at the end of the nine months ended September 30, 2019.

High Quality Lending Platform

Loan Trends


($ in millions)
$700
$600
$500
$400
$300
$200
$100
CAGR 8.1%
$339
$368
$399
$439
$462
2015Y
2016Y
2017Y
2018Y
2019YTD

Loan Composition – Regulatory Classification


Multifamily 3%
Farm 0.2%
Consumer 5%
C&I 6%
1-4 Family 27%
Non Owner Occ. CRE 25%
Owner Occ. CRE 16%
Constr & Land Dev 18%

Regulatory Loan Composition (in $000s)

	Balance	*As a % of PF Total Capital*
1-4 Family Residential	$124,285	96.9%
Non-Owner Occupied CRE	117,862	91.9%
Construction & Land Development	82,572	64.4%
Owner Occupied CRE	74,162	57.8%
Commercial & Industrial	25,981	20.3%
Consumer	22,185	17.3%
Multifamily	14,370	11.2%
Farm Loans	980	0.8%
Ag Prod	3	0.0%
Total Loans	$462,400	360.5%

Source: S&P Global Market Intelligence; bank-level YTD financials at the end of the nine months ended September 30, 2019

Historical Loan Composition

Security Federal Bank Loan Composition Since 2015										
	12/31/2015		12/31/2016		12/31/2017		12/31/2018		09/30/2019	
Loan Composition	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Construction	$35,032	10.3%	$42,699	11.6%	$62,444	15.7%	$61,241	13.9%	$52,519	11.4%
1-4 Family	124,346	36.7%	125,053	34.0%	125,448	31.5%	125,976	28.7%	124,285	26.9%
Multifamily	12,149	3.6%	13,641	3.7%	8,996	2.3%	7,272	1.7%	14,370	3.1%
Comm RE (Non Farm/Res)	118,191	34.9%	132,533	36.0%	133,750	33.5%	174,406	39.7%	192,024	41.5%
Commercial & Industrial	11,776	3.5%	15,927	4.3%	26,130	6.6%	27,411	6.2%	25,981	5.6%
Farm RE	478	0.1%	282	0.1%	273	0.1%	179	0.0%	980	0.2%
Agricultural	0	0.0%	0	0.0%	13	0.0%	7	0.0%	3	0.0%
Consumer	14,590	4.3%	16,514	4.5%	20,062	5.0%	22,670	5.2%	22,185	4.8%
Leases	0	0.0%	0	0.0%	0	0.0%	0	0.0%	0	0.0%
Other	22,286	6.6%	21,430	5.8%	21,599	5.4%	20,063	4.6%	30,053	6.5%
Total Gross Loans	**$338,848**	**100.0%**	**$368,079**	**100.0%**	**$398,715**	**100.0%**	**$439,225**	**100.0%**	**$462,400**	**100.0%**
Yield on 1-4 Family Loans	*5.22%*		*5.22%*		*5.34%*		*6.10%*		*6.76%*	
Yield on All Other RE Loans	*4.98%*		*4.96%*		*4.74%*		*4.63%*		*4.80%*	
Yield on Loans and Leases	***5.39%***		***5.34%***		***5.21%***		***5.24%***		***5.46%***	

Source: S&P Global Market Intelligence; bank-level YTD financials at the end of the nine months ended September 30, 2019

Asset Quality and Reserve Coverage

NPLs / Total Loans



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.63%
2.44%
2.22%
1.82%
1.06%
2015Y
2016Y
2017Y
2018Y
2019YTD

NCOs / Avg. Loans



0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%
0.02%
0.12%
0.12%
-0.01%
0.18%
2015Y
2016Y
2017Y
2018Y
2019YTD

Loan Loss Reserves / NPLs (1)



250%
200%
150%
100%
50%
0%
67%
93%
93%
115%
179%
2015Y
2016Y
2017Y
2018Y
2019YTD

Loan Loss Reserves / Total Loans



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
2.44%
2.27%
2.06%
2.09%
1.89%
2015Y
2016Y
2017Y
2018Y
2019YTD

Security Federal Corporation

Source: S&P Global Market Intelligence; bank-level YTD financials at the end of the nine months ended September 30, 2019

(1) Non-performing loans ("NPLs") include performing troubled debt restructured loans

Asset Quality Detail

Commentary

- Total non-accrual loans of $4.1 million at September 30, 2019
- Loan #1: Multifamily
  Book Balance: ***$997k***
  - Borrower is delinquent and in the process of foreclosure. The Bank is exploring the possibility of selling the note and currently has a reserve of $565k on this loan which will be charged against the balance if the note sale is unsuccessful.
- Loan #2: 1 to 4 Family
  Book Balance: ***$455k***
  - Borrower currently holds five loans totaling $455k. The collateral consists of three single family homes and a single family lot in a subdivision. The loan has been on interest only payments for a period of time and the borrower is expected to start principal and interest payments on December 1, 2019.
- Loan #3: 1 to 4 Family
  Book Balance: ***$402k***
  - Borrower owes a balance of $402k on their own residence. The loan has been on interest only payments for some time but principal and interest payments are expected to start on December 1, 2019. The estimated value of the collateral is $600k or higher.
- Non-accrual loans to total loans of 0.88%
- Performing restructured loans ("TDRs") of $0.8 million at September 30, 2019
- OREO to total assets of 0.07%

Non-Accrual Loans by Loan Type



Constr & Land Dev 3.1%
C & I 3.1%
Owner Occ. CRE 0.9%
Consumer 0.8%
Non-Owner Occ. CRE 18.4%
1-4 Family 49.3%
Multifamily 24.4%

Source: S&P Global Market Intelligence; bank-level YTD financials at the end of the nine months ended September 30, 2019.

Bank Level Regulatory Capital Ratios

Tier 1 Leverage Ratio


16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
11.03%
10.82%
10.23%
9.78%
9.27%
2015Y
2016Y
2017Y
2018Y
2019YTD

CET1 Ratio


26.00%
23.00%
20.00%
17.00%
14.00%
11.00%
22.46%
19.81%
17.66%
16.21%
15.70%
2015Y
2016Y
2017Y
2018Y
2019YTD

Tier 1 Risk Based Ratio


26.00%
23.00%
20.00%
17.00%
14.00%
11.00%
22.46%
19.81%
17.66%
16.21%
15.70%
2015Y
2016Y
2017Y
2018Y
2019YTD

Total Risk Based Ratio


29.00%
26.00%
23.00%
20.00%
17.00%
14.00%
23.72%
21.07%
18.92%
17.47%
16.95%
2015Y
2016Y
2017Y
2018Y
2019YTD

Security Federal Corporation

Source: S&P Global Market Intelligence; bank-level YTD financials at the end of the nine months ended September 30, 2019

Holding Company Senior Convertible Notes

- In December 2009, Security Federal issued 8.00% senior convertible debentures due in 2029 during the financial crisis
- Security Federal proactively eliminated the risk of possibly being forced to issue highly dilutive common equity at then-prevailing market prices by raising additional insurance capital from its local shareholder base at a conversion price that was approximately double its 2009 stock price
- The senior convertible notes are callable on December 1, 2019, and the Company currently intends to call the offering after the holiday season as a courtesy to its loyal local capital providers
- This offering demonstrates the Company has successfully raised defensive capital in stressful economic environments in the past
- 2029 Convertible Debentures :
  - **Current Balance:** $6.044 million of convertible debentures
  - **Maturity Date:** Due December 1, 2029
  - **Call Date:** December 1, 2019
  - **Current Interest Rate:** 8.00% Per Annum
  - **Conversion Price:** $20.00 per share
  - **Call Notice:** Debenture holders will have between a 30 and 60 day notice of the call to exercise their conversion option

PT Score Comparison – S.C. Banks $600MM to $1.5B

Bank	City	Assets ($MMs)	Capital Risk	Asset Quality Risk	Earnings Risk	Liquidity Risk	Sensitivity Risk	Overall PT Score
Conway National Bank	Conway	1,225	4	0	17	8	4	33
First Community Bank	Lexington	1,115	25	39	17	14	20	115
GrandSouth Bank	Greenville	864	40	60	26	13	4	143
Anderson Brothers Bank	Mullins	837	56	105	24	23	4	212
Bank of Travelers Rest	Travelers Rest	782	16	28	8	0	32	84
South Atlantic Bank	Myrtle Beach	731	73	62	24	9	12	180
First Palmetto Bank	Camden	725	12	19	26	0	4	61
Coastal States Bank	Hilton Head Island	661	40	63	78	19	20	220
First Reliance Bank	Florence	633	76	62	40	78	24	280
Median		782	40	60	24	13	12	143
Security Federal Bank	**Aiken**	**973**	**23**	**19**	**25**	**36**	**20**	**123**

Note: PTScore™ is a propriety risk assessment system created using numerous call report based ratios selected by Performance Trust. PT Score™ is based on bank level data and does not incorporate holding company leverage or any other consolidated financial metrics. PT Score™ is based on unadjusted call report data and does not incorporate adjustments for one-time or other unusual items. PTScore™ is a risk management model designed to identify, measure, and track significant risk trends in depository financial institutions. An institution's PT Score™ corresponds to a CAMELS equivalent rating to help provide an accurate picture of such institution's level of risk. An institution's score ranges from 0 to 500. The higher an institution's PT Score™, the higher the implied level of risk. With respect to the information contained herein that has been obtained from public sources, while Performance Trust believes this information to be reliable, Performance Trust does not guarantee its accuracy, adequacy or completeness and is not responsible for any errors or omissions or for the results obtained from the use of such information. The content is the proprietary and confidential material of Performance Trust and so designated pursuant to a confidentiality agreement between the intended recipient and Performance Trust. It is intended solely for the use of the individual or entity to whom it is addressed. The information is derived from research by Performance Trust. It is not a legal opinion and should not be construed to provide legal advice. The content is subject to change at any time and without notice.

Source: Performance Trust Capital Partners; total assets represent bank-level total assets as of June 30, 2019

Interest Coverage and Double Leverage

($ in thousands) Interest Coverage		2018	Without Conversion 2019E	With Conversion 2019E
	Consolidated Pre-Tax Earnings			
	Consolidated Pre-Tax Income	8,777	10,231	10,231
	Trust Preferred Debt Interest Expense	201	201	201
	Convertible Senior Debt Interest Expense	484	484	-
	Other Interest Expense	232	47	47
A	**Pre-Tax Earnings Before Other Debt Interest Expense**	**9,694**	**10,963**	**10,479**
	BHC Debt Interest Expense			
B	Total Interest Expense[1] - Sub Debt at 5.50%	2,567	2,321	1,650
	Pro Forma Interest Coverage - A / B	**3.8x**	**4.7x**	**6.4x**
	Bank Net Income Coverage of BHC Interest Expense			
	Bank Net Income	7,923	8,836	8,836
	BHC Operating Expenses	212	212	212
C	**Bank Net Income Less BHC Operating Expenses**	**7,711**	**8,624**	**8,624**
	Pro Forma Interest Coverage - C / B	**3.0x**	**3.7x**	**5.2x**

Pro Forma Debt / Equity and Double Leverage	09/30/19 A	09/30/19 PF	09/30/19 PF
Consolidated Equity	$92,302	$92,302	$98,346
Trust Preferred	5,155	5,155	5,155
Convertible Senior Debt[2]	6,044	6,044	-
Subordinated Debt	-	$30,000	$30,000
Debt / Equity	**12.1%**	**44.6%**	**35.7%**
Bank Equity	$98,545	$128,545	$128,545
Double Leverage Ratio	**106.8%**	**139.3%**	**130.7%**
Tier 1 Capital Double Leverage Ratio	**107.4%**	**142.8%**	**133.3%**

Security Federal Corporation

Source: S&P Global Market Intelligence

Note: 2019E Consolidated Income based on annualized YTD values as of September 30, 2019

(1) Includes interest expense on Trust Preferred Securities and 11 months of interest expense on Senior Debt issued by Security Federal due to its assumed conversion to equity on December 1st of 2019; also includes expense on Trust Preferred Debt securities

(2) Assumes a 100% conversion rate in the conversion scenario as of 09/30/2019

Pro Forma Capital Structure and Regulatory Capital Ratios

Note: Assumes all $30 million of subordinated debt proceeds are pushed down to the Bank.



At June 30, 2019
$84,770
$5,155
$7,266
Pro Forma
$84,770
$5,155
$30,000
$7,266
Common Equity Tier 1 Capital
Additional Tier 1 Capital
Subordinated Debt
ALLL

Consolidated Pro Forma Regulatory Capital	Actual 09/30/19	FRIDGE Adj.	Pro Forma 09/30/19
Common Equity Before Adjustments	$ 92,302	$ -	$ 92,302
Less: Goodwill Net of DTLs	1,200	–	1,200
Less: AOCI - Unrealized Gains	6,332	–	6,332
Common Equity Tier 1 Capital Pre-Deductions	84,770	-	84,770
Additional Tier 1 Capital	5,155	–	5,155
Total Tier 1 Capital	$ 89,925		$ 89,925
Tier 2 Capital Instruments	$ -	$ 30,000	$ 30,000
ALLL Includable in Tier 2 Capital	7,266	–	7,266
Total Tier 2 Capital	7,266	30,000	37,266
Total Capital	$ 97,191		$ 127,191
Average Total Consolidated Assets	983,046	30,000	1,013,046
Less: Deductions from CET1 and Additional T1	1,200	–	1,200
Less: Other Deductions from Leverage Ratio	–	–	–
Total Assets for Leverage Ratio	981,846		1,011,846
Total Risk-Weighted Assets	579,857	6,000	585,857
Common Equity Tier 1 Ratio	14.62%		14.47%
Leverage Ratio	9.16%		8.89%
Tier 1 Risk-Based Ratio	15.51%		15.35%
Total Risk-Based Capital Ratio	16.76%		21.71%

Bank Level Pro Forma Regulatory Capital	Actual 09/30/19	FRIDGE Adj.	Pro Forma 09/30/19
Common Equity Before Adjustments	$ 98,545	$ 30,000	$ 128,545
Less: Goodwill Net of DTLs	1,200	–	1,200
Less: AOCI - Unrealized Gains	6,332	–	6,332
Common Equity Tier 1 Capital	91,013	30,000	121,013
Additional Tier 1 Capital	–		–
Total Tier 1 Capital	$ 91,013		$ 121,013
Tier 2 Capital Instruments	$ -	$ -	$ -
ALLL Includable in Tier 2 Capital	7,266	–	7,266
Total Tier 2 Capital	7,266		7,266
Total Capital	$ 98,279		$ 128,279
Average Total Assets	983,046	30,000	1,013,046
Less: Deductions from CET1 and Additional T1	1,200	–	1,200
Less: Other Deductions from Leverage Ratio	–	–	–
Total Assets for Leverage Ratio	981,846		1,011,846
Total Risk-Weighted Assets	579,857	6,000	585,857
Common Equity Tier 1 Ratio	15.70%		20.66%
Leverage Ratio	9.27%		11.96%
Tier 1 Risk-Based Ratio	15.70%		20.66%
Total Risk-Based Capital Ratio	16.95%		21.90%

Security Federal Corporation

Source: S&P Global Market Intelligence

Note: Invested proceeds from the $30M capital raise are assumed to carry a 20% risk-weighting

Consolidated Balance Sheet

(dollars shown in thousands)	Year-Ended December 31, 2015	2016	2017	2018	Year-to-Date 2019
Assets					
Cash & Bal. Due from Dep. Inst.	$ 11,827	$ 11,820	$ 12,270	$ 13,906	$ 14,743
Fed Funds Sold & Reverse Repos	-	-	-	-	-
Securities	407,602	390,419	414,986	412,098	459,660
Cash and Cash Equivalents	419,429	402,239	427,256	426,004	474,403
Investment in Non-Bank Subs.	-	-	-	-	-
Gross Loans (HFI & HFS)	338,848 (1)	368,079 (2)	398,715 (3)	439,225 (4)	462,400 (5)
Loan Loss Reserve	8,275	8,356	8,222	9,172	8,759
Net Loans (HFI & HFS)	330,573	359,723	390,493	430,053	453,641
Bank Owned Life Insurance	16,573	17,101	18,798	21,238	21,367
Intangible Assets (Incl. MSRs)	1,200	1,200	1,200	1,200	1,200
Premises & Fixed Assets	20,117	21,198	22,798	24,175	29,189
Other Assets	11,836	11,221	8,268	9,944	11,461
Total Assets	**799,728**	**812,682**	**868,813**	**912,614**	**991,261**
Liabilities					
Deposits	$ 652,097	$ 654,103	$ 702,107	$ 767,497	$ 814,620
Sub Debt - TruPs	5,155	5,155	5,155	5,155	5,155
Senior Debt	12,496	28,422	25,871	19,125	6,044
FHLB Borrowings	34,640	48,395	51,680	34,030	47,800
Other Liabilites	4,373	5,494	6,076	6,289	25,340
Total Liabilities	**708,760**	**741,569**	**790,889**	**832,096**	**898,959**
Stockholders' Equity					
TARP Preferred Equity	22,000	-	-	-	-
Common Equity	68,967	71,112	77,923	80,518	92,302
Total Stockholders' Equity	**90,967**	**71,112**	**77,923**	**80,518**	**92,302**
Total Liabilities and Stockholders' Equity	**$ 799,728**	**$ 812,682**	**$ 868,813**	**$ 912,614**	**$ 991,261**

Security Federal Corporation

Source: S&P Global Market Intelligence; consolidated YTD U.S. GAAP financials at the end of the nine months ended September 30, 2019
(1) Loans held for sale balance at year-end 2015 of $2.463M
(2) Loans held for sale balance at year-end 2016 of $4.244M
(3) Loans held for sale balance at year-end 2017 of $3.052M
(4) Loans held for sale balance at year-end 2018 of $1.782M
(5) Loans held for sale balance at the end of September 30, 2019 of $3.683M

Consolidated Income Statement

(dollars shown in thousands)	Year-Ended December 31, 2015	2016	2017	2018	Year-to-Date 2019
Non-FTE Total Interest Income	**27,906**	**28,388**	**29,787**	**33,072**	**27,801**
Interest Expense:					
Deposits	2,272	2,112	2,546	3,862	4,834
Debt and Borrowed Funds	1,927	1,404	1,629	1,587	1,241
Total Interest Expense	**4,199**	**3,516**	**4,175**	**5,449**	**6,075**
Net Interest Income	**23,707**	**24,872**	**25,612**	**27,623**	**21,726**
Provision for Loan Losses	-	500	300	925	175
Net Interest Income after Provision for Loan Losses	**23,707**	**24,372**	**25,312**	**26,698**	**21,551**
Total Noninterest Income	**4,891**	**5,432**	**5,969**	**6,753**	**5,763**
Noninterest expense:					
Salaries and employee benefits	12,180	13,034	14,375	15,504	12,587
Occupancy and equipment	3,610	3,921	4,237	4,536	3,624
Other	6,741	5,973	5,689	5,550	4,764
Total Noninterest Expense	**22,531**	**22,928**	**24,302**	**25,590**	**20,975**
Realized Gain on Securities	1,886	704	494	573	1,057
Non-Recurring Items	230	265	881	343	277
Pre-Tax Net Income	**$ 8,183**	**$ 7,845**	**$ 8,354**	**$ 8,777**	**$ 7,673**
Income Tax Expense	**2,067**	**1,920**	**2,435**	**1,570**	**1,481**
Net Income	**$ 6,116**	**$ 5,925**	**$ 5,918**	**$ 7,207**	**$ 6,192**

Source: S&P Global Market Intelligence; consolidated YTD U.S. GAAP financials at the end of the nine months ended September 30, 2019

Security Federal Corporation